Exhibit 10.23

AMENDMENT TO

PUT-CALL AGREEMENT

THIS AMENDMENT TO PUT-CALL AGREEMENT (this “Amendment”), dated as of August 11, 2025 (the “Effective Date”), is made by and between Elauwit Connection, Inc., a Delaware corporation (the “Company”), Baron Hunter Group, LLC, a Wyoming limited liability company (“Baron Hunter”), and Steele Creek Partners, LLC, a Wyoming limited liability company (“Steele Creek”).

WITNESSETH

WHEREAS, the Company, Baron Hunter and Steele Creek entered into that certain Put- Call Agreement (the “Agreement”) on August 20, 2024 to grant the Company certain call rights and Baron Hunter and Steele Creek certain put rights in connection with the Company’s initial public offering (the “IPO”); and

WHEREAS, in furtherance of the IPO, the Company, Baron Hunter and Steele Creek desire to amend the terms of the Agreement to reduce the put and call rights.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, Baron Hunter and Steele Creek agree as follows:

1.	Amendments.

(a)           Section 1 of the Agreement is hereby amended by replacing the first sentence in Section 1 with the following:

“Baron Hunter and Steele Creek are each granted the right to sell to Elauwit

(Put Option) up to a $1,000,000 value of common shares of Elauwit at a discount of 10% below the IPO issue price.”

(b)           Section 2 of the Agreement is hereby amended by replacing the first sentence in Section 2 with the following:

“Elauwit is granted the right to purchase (Call Option) up to a maximum of $1,000,000 value of common shares from each of Baron Hunter and Steele Creek at a premium of 10% in excess of the IPO issue price.”

2.             Effect of Amendment. This Amendment amends the terms of the Agreement. Except as specifically amended herein, the terms of the Agreement shall remain in full force and effect.

3.             Miscellaneous. This Amendment may be executed in counterparts and exchanged between the parties electronically, each of which shall be deemed an original and binding to the same extent as a handwritten signature, and together shall constitute one and the same agreement.

[Signature Page follows]

IN WITNESS WHEREOF, the Company, Baron Hunter and Steele Creek have executed this Amendment as of the Effective Date.

THE COMPANY

ELAUWIT CONNECTION, INC.

By:	/s/ Taylor Jones
Name:	Taylor Jones
Title:	President and Chief Technology Officer

BARON HUNTER GROUP, LLC

By:	/s/ Daniel McDonough,Jr.
Name:	Daniel McDonough, Jr.
Title:	Manager

STEELE CREEK PARTNERS, LLC

By:	/s/ Barry Rubens
Name:	Barry Rubens
Title:	Manager

[Signature Page to Amendment to Put-Call Agreement]